                                                                   EXHIBIT 10(a)

                              EMPLOYMENT AGREEMENT


         This Employment Agreement ("Agreement") is made as of the 25th day of September 2001, between James C. Spira ("Spira") and American Greetings Corporation ("AG" or "Company").

         In consideration of the mutual promises contained herein, the parties agree as follows:

         1. POSITION: Spira is employed by AG as the Company's President and Chief Operating Officer. Spira will perform any and all reasonable duties commensurate with these positions, devote substantially all of his business time and attention and give his reasonable best efforts to the business affairs of the Company as the AG Board of Directors or Executive Committee may from time to time determine. Spira may serve on corporate, civic and charitable boards and committees, deliver lectures, fulfill speaking engagements and manage personal investments so long as they do not significantly interfere with the performance of his duties under this Agreement.

         2. TERM: Employment pursuant to this Agreement commenced on June 25, 2000, and will continue until terminated by Company or Spira. While the parties contemplate that the term, unless extended by the parties, will end on or around June 25, 2003, it is understood that Spira's employment with AG, whether pursuant to this Agreement or otherwise, is terminable at-will, and may be terminated by either party at any time for any reason or for no reason.

         3. COMPENSATION: During the term of this Agreement, in addition to the other health and welfare benefits normally offered to Executive Officers (as designated by the AG Board of Directors or otherwise), including participation in the AG Retirement Profit Sharing and Savings Plan, and the health care, disability and life insurance plans, Spira will receive the following base salary and benefits:

                  a. BASE SALARY: Spira will be paid an annual base salary of $500,000, less payroll taxes and other withholdings ("Base Salary"). Such Base Salary will be reviewed around the end of each AG fiscal year and at that time may be increased at the discretion of the AG Board of Directors.

                  b. STOCK GRANT. The Company has granted to Spira the following shares of Class A Common Stock of AG on the terms stated herein. Spira shall pay no purchase price for the shares, but at Spira's written election, shares may be withheld by the Company to pay federal, state and local taxes and withholdings.

                           (i) UNRESTRICTED GRANT. As of June 22, 2001, the Company granted to Spira 175,000 shares of Class A Common Stock, which grant vested immediately as of June 22, 2001, at the grant date price of $10.36 per share, for a total value of $1,813,000. This is an unrestricted grant from shares held in Treasury that may be sold, assigned, transferred, pledged, hypothecated, gifted or otherwise disposed of (collectively, "transferred") by Spira at any time following the June 22, 2001 grant date, subject to applicable federal, state and local law and AG policies and procedures regarding trading by insiders. The Company shall file at its expense, and as soon as practical, a Form S-8 and/or such other forms and documents (including, but not limited to, a reoffer prospectus) as may be necessary to register the shares subject to this unrestricted grant and Spira shall fully cooperate in such filings. To the extent that it has not already done so, the

                           Company shall deliver certificates for the shares subject to this unrestricted grant to Spira as soon as practical after the date hereof. Mr. Spira has informed the Company that if he does not use shares of Class A Common Stock to satisfy any tax withholding requirement, he intends to deposit the shares subject to this unrestricted grant with a broker with an order to sell such shares should their fair market value decrease to a stated price. The Company acknowledges that the foregoing is neither addressed nor prohibited under AG policies and procedures regarding trading by insiders. Spira acknowledges that his decision to proceed with the foregoing is a personal decision and his alone, that he will fully comply with the requirements for Rule 10b5-1 plans, and that prior to any transaction in such shares he will allow the Company to review and approve the planned transaction, which approval shall not be unreasonably withheld.

                           (ii) RESTRICTED GRANT. As of September 5, 2001, the Company granted to Spira 65,000 restricted shares of Class A Common Stock ("Restricted Shares") at the grant date price of $12.70 per share, for a total value of $825,500. These Restricted Shares were granted under the Company's 1997 Equity and Performance Incentive Plan ("1997 Plan") [Attachment 1] and are subject to the substantial risk of forfeiture and restrictions on transfer described in paragraph 6. of the Plan. Such restrictions on the Restricted Shares shall lapse and Spira may thereafter transfer them upon the occurrence of the following:

                           (a) 43,333 Restricted Shares may be transferred on and after (but not before) June 25, 2002, only if both of the following occur for FY02: (1) the Company attains the restructure savings goal set in the annual management incentive plan and earns $1.14 per share (as adjusted for stock splits or stock dividends after September 5,
                                2001); and (2) the AG Board declares an annual bonus to AG management under the annual management incentive plan. Except as set forth in paragraph 3.b.(ii)(c) below, if both conditions are not met, Spira's interest in the 43,333 Restricted Shares shall terminate on June 26, 2002, and Spira shall forthwith deliver or cause to be delivered to the AG Secretary the certificates(s), if any, previously delivered to Spira for such shares, accompanied by such endorsement(s) and/or instrument(s) of transfer as the Secretary may require.

                           (b) 21,667 Restricted Shares may be transferred on and after June 25, 2003, only if both of the following occur for FY03: (1) the Company attains the annual bonus goals for AG management established hereafter by the AG Board; and (2) the AG Board declares an annual bonus to AG management under the annual management incentive plan. Except as set forth in paragraph 3.b.(ii)(c) below, if both conditions are not met, Spira's interest in the 21,667 Restricted Shares shall terminate on June 26, 2003, and Spira shall forthwith deliver or cause to be delivered to the AG Secretary the certificates(s), if any, previously delivered to Spira for such shares, accompanied by such endorsement(s) and/or instrument(s) of transfer as the Secretary may require.

                          (c) All of the Restricted Stares shall become immediately vested (and all substantial risk of forfeitures and restrictions on transfer will lapse) upon the happening of: (a) Spira's death, or permanent and total disability, (b)

                                    AG's termination of Spira's employment
                                    without cause, or (c) a Change in Control of the Company (as defined in the Company's 1997 Equity and Performance Incentive Plan as in effect as of the date hereof).

                        The terms of the restricted stock grant contained herein are incorporated into the attached Restricted Share Agreement.

                  c. STOCK OPTIONS. Effective September 5, 2001, the Company granted to Spira, pursuant to the equity plans set forth below, stock options to purchase shares of Class A Common Stock ("Option Shares") in the number, at the prices and on the vesting schedule set forth below in accordance with Company policies and procedures regarding the exercise of Options and as further set forth in the attached Stock Option Agreements [Attachment 2]:


         ----------------------- ----------------------- ------------------------------------- -----------------------------
                                 OPTION GRANT PRICE      ATTACHED PLAN GRANTED UNDER
         NO. OF OPTIONS *        PER SHARE                                                     VESTING DATE
         ----------------------- ----------------------- ------------------------------------- -----------------------------
              164,712            $13.01                  1992 Plan                             3/6/02

               51,449            $13.01                  1996 Plan                             3/6/02

               51,113            $13.01                  1996 Plan                             6/26/02

                2,375            $12.70                  1997 Plan                             6/26/02

               25,557            $13.01                  1996 Plan                             6/26/03

                1,188            $12.70                  1997 Plan                             6/26/03

                          *See attached Schedule for Calculations [Attachment 3]

                  (I) TIME WITHIN WHICH TO EXERCISE OPTIONS. The options vesting on March 6, 2002, shall be exercisable for 10 years, through September 5, 2011. The options vesting on June 26, 2002, shall be exercisable for 10 years, through September 5, 2011; provided, however, if AG does not achieve both (a) the restructure savings goal in the annual management incentive plan for FY02, and (b) FY02 earnings of $1.14 per share (as adjusted for stock splits or stock dividends after September 5, 2001), then such options shall be exercisable for 6 months plus 1 day following the later of (x) the date that it is determined that such FY02 thresholds were not met or (y) the date of the termination of Spira's employment with AG. The options vesting on June 26, 2003, shall be exercisable for 10 years, through September 5, 2011; provided, however, if AG does not achieve the annual bonus goals for AG management set by the Board for FY03, then such options shall be exercisable for 6 months plus 1 day following the later of (x) the date that it is determined that such FY03 thresholds were not met or (y) the date of the termination of Spira's employment with AG.

                  (ii) ACCELERATION OF VESTING. Any options not vested at the time of any of the following events shall become vested immediately upon the happening thereof:

                  (a) Spira's death, or permanent and total disability, (b) AG's termination of Spira's employment without cause, or (c) a Change in Control of the Company (as defined in the Company's 1997 Equity and Performance Incentive Plan as in effect as of the date hereof). The options so vested by acceleration shall be exercisable on the same basis as the options vesting on the next scheduled vesting date. For purposes hereof, "cause" means any of the following: (I) Spira's conviction of a felony or misdemeanor involving fraud or moral turpitude, (ii) the willful or intentional breach of a material fiduciary duty owed to the Company or (iii) the willful or intentional refusal to follow the lawful and reasonable written policies of the Company or lawful and reasonable written directives of the Company's Board of Directors, which refusal is not cured within thirty
                  (30) days after delivery of written notice to Spira.


                  d. REIMBURSEMENT FOR PROFESSIONAL FEES. The Company will reimburse Spira for up to $10,000 of fees and costs for legal, accounting and other professional services related to the negotiation and drafting of this Agreement.

                  e. OTHER COMPENSATION. Except as set forth herein, Spira shall not be eligible to participate in or receive any other compensation, bonus or benefits, including without limitation, benefits under the AG Supplemental Executive Retirement Plan.

         4.       CONFIDENTIAL AND TRADE SECRET INFORMATION:

                  a. Spira acknowledges that in the course of his employment with AG he has and will have access to confidential information and trade secrets ("Confidential Information"), misuse or disclosure of which would adversely affect AG's business. Spira agrees that he will not, either during his employment with AG or at any time thereafter, use for himself or others, or disclose or convey to others (except as is necessary in the ordinary course of his employment) any of AG's Confidential Information. Confidential Information shall include documents so marked, as well as any other information, oral or written, that a reasonable person would believe to be confidential to or a trade secret of AG. This paragraph shall not prohibit disclosure of information that has become public, unless it became public through Spira's breach of this Agreement.

                  b. Upon Spira's termination, regardless of the reason, Spira will promptly surrender to AG any of its property in Spira's possession including, but not limited to, all correspondence, memoranda, notes, records, reports, plans, electronic files, computer printouts, reproductions, slides and any other papers, files or items, and all copies thereof, received or made by Spira in connection with his employment with AG.

         5. NON-COMPETITION; NON-DISPARAGEMENT: In consideration of AG's agreement to employ Spira under the terms of this Agreement, Spira agrees that he will not engage anywhere in the United States or Canada, directly or indirectly, in any business activities, either as principal, agent or consultant or through any corporation, firm or organization of which he may be an officer, director, employee, substantial shareholder, partner, member or be otherwise affiliated that are in competition with AG's businesses at such time, for the period of his employment hereunder and for three (3) years thereafter.

         Spira has carefully read and considered the provisions hereof and, having done so, agrees that the restrictions set forth herein (including, but not limited to, the time periods and geographical area of the restrictions) are fair and reasonably required for the protection of the interests of the Company.

         At no time during or after his employment with AG shall Spira, directly or indirectly, disparage AG or AG's management.

         In addition to all of the remedies otherwise available to the Company, including, but not limited to, recovery of damages and reasonable attorneys' fees incurred in the enforcement of this Agreement, the Company shall have the right to injunctive relief to restrain and enjoin any actual or threatened breach of the provisions of paragraphs 4 and 5. All of the Company's remedies for breach of this Agreement shall be cumulative and the pursuit of one remedy shall not be deemed to exclude any other remedies.

         6. CONFLICT OF INTEREST: Spira represents and warrants that he has no interest or obligation that is inconsistent with or in conflict with this Agreement or that would prevent, limit or impair his performance of any part of this Agreement.


         7. CONFLICT WITH PLANS: If the terms of this Agreement conflict or cannot otherwise be construed consistently with any of the terms of the 1992, 1996 and/or 1997 Plans, as applicable, the terms of such applicable Plan(s) shall govern. In this regard, to the Company's knowledge, the terms of the Restricted Shares and Options described in Section 3.b.(ii) and 3.c. of this Agreement and incorporated in the Restricted Share Agreement and Stock Option Agreements attached hereto do not conflict with any of the terms of the 1992, 1996 and/or 1997 Plans, as applicable.

         8.       MISCELLANEOUS:

                  a. This Agreement constitutes the entire understanding between Spira and AG relating to the subject matter contained herein and this Agreement supersedes any previous oral or written agreement(s) and understandings. This Agreement may not be changed, modified, or altered without the express written consent of Spira and AG.

                  b. Either party's failure to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive the other party of his/its rights thereafter to insist upon strict adherence to that term or any other term of this Agreement.

                  c. If any part or section of this Agreement is found to be contrary to law or unenforceable, the remainder shall remain in full force and effect.

                  d. This Agreement will be governed by and construed in accordance with the laws of the State of Ohio. Any disputes that cannot be resolved amicably shall be resolved by binding arbitration in Cleveland in accordance with the applicable rules of Solutions, the Company's alternative dispute resolution program, administered through the American Arbitration Association.

         9. REVIEW BY ADVISORS: Spira acknowledges that he has had ample opportunity to consult with his legal and financial advisors, has carefully considered this Agreement, and fully understands its provisions. He has not relied on any other representations or statements, written or oral.

         10. SURVIVAL: The following paragraphs shall survive the expiration or termination of this Agreement: 3.b(II); 3.c.; 3.d; 3.e; 4.; 5.; 7; 8; AND 10.

AMERICAN GREETINGS CORPORATION              JAMES C. SPIRA


BY:  /s/ Morry Weiss                        /s/ James C. Spira
     --------------------------             -----------------------------
NAME:  Morry Weiss                          DATE: December 21, 2001
       ------------------------                   -----------------------
TITLE:  Chairman and CEO
        -----------------------
DATE:  December 20, 2001
       ------------------------

AMERICAN GREETINGS CORPORATION
ADDITIONAL STOCK OPTION AGREEMENT TERMS
1992 EMPLOYEE STOCK OPTION PLAN
Cleveland, Ohio

WHEREAS, the Associate identified on the attached form, (the "Optionee") is an employee of American Greetings Corporation or one of its subsidiaries (the "Corporation"); and

WHEREAS, the Board of Directors of the Corporation at a meeting held on February 24, 1992, adopted the 1992 Employee Stock Option Plan ("1992 Plan") and the Corporation through the Board of Directors or the Stock Option Committee of the Board of Directors (the "Committee") has duly authorized the execution of this stock option agreement;

NOW, THEREFORE, in consideration of their mutual promises herein, the Corporation and the Optionee agree as follows:

Subject to the terms and conditions set forth in the 1992 Plan:

     (1) As of September 5, 2001, the Corporation hereby grants to the Optionee options ("Options") to purchase Class A of Common Shares, par value $1 per Share ("Shares"), of the Corporation in the amount and at the price indicated on the attached form, the option price being the fair market value of the stock at the time of the grant of this option, and agrees to cause certificates for any shares purchased hereunder to be delivered to the Optionee upon receipt of the purchase price in cash or, in whole or in part, in Class A or Class B Common Shares of the Corporation valued at fair market value as of the close of business on the last business day preceding the date of exercise, to the extent permitted by all applicable laws and regulations; provided that the Board of Directors does not determine that the application of any Financial Accounting Standards Board rule affecting the tender of Class A Common Shares would be detrimental to the best interests of the Corporation.

     (2) The Options shall be exercisable, from time to time, in whole or in part, at any time after the earliest of (i) March 6, 2002, (ii) the Optionee's death, or permanent and total disability, (iii) the termination of the Optionee's employment with the Corporation by the Corporation without cause (as defined in that certain Employment Agreement (the "Employment Agreement") between the Optionee and the Corporation dated as of September 25, 2001, or (iv) a Change in Control of the Corporation (as defined in the Corporation's 1997 Equity and Performance Incentive Plan as in effect on the date hereof); provided, however, in the case of (i), (ii) or (iv), only to the extent that the Optionee is employed by the Corporation on such date.

     (3) The Options shall terminate on September 5, 2011, or, if earlier, the date of such act or omission as constitutes grounds for termination of the Optionee's employment with the Corporation by the Corporation for cause (as defined in the Employment Agreement) if Optionee is thereafter terminated for cause. Nothing contained in this option shall limit whatever right the Corporation might otherwise have to terminate the employment of the Optionee and the terms of this option shall not be affected in any manner by any agreement between the Optionee and the Corporation other than the main Employment Agreement together with its attachments.

     (4) This option is not transferable by the Optionee otherwise than by will or by the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by the Optionee.

     (5) The option shall not be exercisable if such exercise would involve a violation of any applicable state securities law, and the Corporation hereby agrees to make reasonable efforts to comply with any applicable state securities law.

     (6) This option shall not be exercisable if at the time of exercise such exercise would require registration of the Class A Common Shares or other securities to be purchased hereunder under the Securities Act of 1933, as amended, or under any similar federal securities law then in effect and such registration shall not then be effective. The Corporation shall register the Class A Common Shares or other securities covered by this option under any such law if (i) such registration shall be necessary to the exercise of this option and the Board of Directors shall not determine that such registration would result in undue expense or undue hardship to the Corporation or (ii) the Board of Directors in its sole discretion determines that such registration is desirable to effect the purposes for which this option is granted and would not result in undue expense or undue hardship to the Corporation.

     (7) The Board of Directors shall make such adjustments in the option price and in the number or kind of Class A Common Shares or other securities covered by this option as the Board in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of the Optionee that would otherwise result from (a) any stock dividend, stock split, combination of shares, issuance of stock purchase warrants or rights, recapitalization or other changes in the capital structure of the Corporation, or (b) any merger, consolidation, separation, reorganization or partial or complete liquidation, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. No adjustment provided for in this Section (7) shall require the Corporation to sell any fractional shares.

     (8) Option rights may be exercised by the Optionee by (i) delivering to the Corporation (Attention of the Director, Retirement and Stock Administration) written notice of the number and class of shares with respect to which the rights are being exercised, and (ii) in those cases where the Optionee does not intend to immediately sell the shares covered by this option, paying the purchase price of the shares being acquired plus any required withholdings. The Optionee shall have no rights as a shareholder with respect to any shares covered by this option until the date that the option becomes exercisable with respect to such shares, and for which the Optionee shall have paid in full. In those cases where the Optionee intends to immediately sell shares covered by this option, after notifying the Corporation of his or her intention to sell, the broker retained to sell the exercised shares may provide the required amount on or before the transaction settlement date.

     (9) Upon the exercise of options through the delivery of any class of the Corporation's Common Shares, an Optionee who is in the active employ of the Corporation shall receive Reload Options equal in number to the number of Common Shares surrendered in order to exercise the Option. The option price for any such Reload Options shall be the price of the Corporation's Class A Common Shares, quoted by the National Association of Securities Dealers at the close of business on the last business day preceding the date of grant of the Reload Options. The Reload Options themselves may not be reloaded, may be exercised at any time after they are granted, but may not be exercised after the date on which the options in respect of which such Reload Options were granted, expire, are canceled or terminate.

     (10) The term "subsidiary" as used in this agreement means any corporation or other entity (other than the Corporation) in which the Corporation has a direct or indirect interest of 50 percent or more of the total combined voting power of all classes of stock of the corporation or other entity.

     (11) If any of the provisions of this Stock Option Agreement conflict with those of the 1992 Plan, the provisions of the 1992 Plan shall govern.




AMERICAN GREETINGS CORPORATION

 NOTICE OF GRANT OF STOCK OPTIONS               AMERICAN GREETINGS
 AND OPTION AGREEMENT                           ID: 34-0065325
                                                One American Road
                                                Cleveland, OH  44144

Expiration 09/05/11


JAMES C. SPIRA                                   OPTION NUMBER:  0000________
16950 SOUTH WOODLAND ROAD                        PLAN:           92___
SHAKER HEIGHTS, OH 44120                         ID:             ###-##-####



--------------------------------------------------------------------------------

Effective 09/05/01, you have been granted Non-Qualified Stock Options to buy 164,712 shares of American Greetings Corporation (the Company) stock at $13.01 per share.

The total option price of the shares granted is $2,142,903.10.

Shares will become vested on the date shown.

            Shares       VEST
            ------       ----
           164,712     03/06/02

--------------------------------------------------------------------------------

By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's Stock Option Plan as amended and the Option Agreement, all of which are attached and made a part of this document.

--------------------------------------------------------------------------------


-------------------------------         ---------------------------------------
American Greetings Corporation          Date

-------------------------------         ---------------------------------------
JAMES C. SPIRA                          Date


                                                                Date: 11/14/2001
                                                                Time: 9:23:46 AM

AMERICAN GREETINGS CORPORATION
STOCK OPTION AGREEMENT
1996 EMPLOYEE STOCK OPTION PLAN

Cleveland, Ohio



              WHEREAS, the Associate identified on the attached form, (the "Optionee") is an employee of American Greetings Corporation (the "Company"); and

              WHEREAS, the Shareholders of the Corporation at a meeting held on June 28, 1996, adopted the 1996 Employee Stock Option Plan ("Plan");

              NOW, THEREFORE, in consideration of their mutual promises herein, the Company and the Optionee agree as follows:

              Subject to the terms and conditions set forth in the Plan:

     (1) As of September 5, 2001, the Company hereby grants to the Optionee options ("Options") to purchase the Class of Common Shares, par value $1 per Share ("Shares"), of the Company in the amount and at the price indicated on the attached form ,the option price being the price of the Company's Class A Common Shares quoted by the New York Stock Exchange ("NYSE") at the close of business on the last business day preceding that day on which these Options are granted, and agrees to cause certificates for any Shares purchased hereunder (or other evidence of share ownership selected by the Company) to be delivered to the Optionee upon receipt of the purchase price either in cash or, in whole or in part, Class A and/or Class B Common Shares of the Company valued (in the case of both Class A and/or Class B Common Shares) at the price for Class A Common Shares quoted by NYSE at the close of business on the date of exercise, to the extent permitted by all applicable laws and regulations.

     (2) The Options shall be exercisable, from time to time, in whole or in part, as follows:

         (a) As of March 6, 2002, the Options shall become exercisable as to 51,449 of the Options subject to this Stock Option Agreement, provided that the Optionee is then employed by the Company.

         (b) As of June 26, 2002, the Options shall become exercisable as to an additional 51,113 of the Options subject to this Stock Option Agreement, provided that the Optionee is then employed by the Company.

         (c) As of June 26, 2003, the Options shall become exercisable as to the remaining 25,557 of the Options subject to this Stock Option Agreement, provided that the Optionee is then employed by the Company.
         (d) Notwithstanding anything to the contrary in this Section (2), the Options shall become exercisable in full (i.e., as to all of the Options subject to this Stock Option Agreement) at any time after the earliest of (i) the Optionee's death or permanent and total disability, (ii) the termination of the Optionee's employment with the Company by the Company without cause (as defined in that certain Employment Agreement (the "Employment Agreement") between the Optionee and the Company dated as of September 25, 2001, or
              (iii) a Change of Control of the Company (as defined in the Company's 1997 Equity and Performance Incentive Plan as in effect as of the date hereof); provided, however, in the case of (i) or
              (iii), only if the Optionee is employed by the Company on the date of such event.

          (3) The Options shall terminate on September 5, 2011, or, if earlier, the date of such act or omission as constitutes grounds for termination of the Optionee's employment with the Corporation by the Corporation for cause (as defined in the Employment Agreement) if Optionee is thereafter terminated for cause. Notwithstanding the foregoing, if the Company does not achieve both (a) the restructure savings goals in the annual management incentive plan for FY02 and (b) FY02 earnings of $1.14 per share ( as adjusted for stock splits or stock dividends after the date hereof), then the Options that vested pursuant to Section (2)(b ) above shall terminate upon the later of (x) the date that it is determined that the FY02 thresholds set forth in (a) and (b) of this sentence were not met or (y) the date that is six months and one day following the Optionee's termination of employment with the Company, whether with cause or without cause. Similarly, if the Company does not achieve the annual bonus goals for Company management set by the Company's Board of Directors for FY03, then the Options that vested pursuant to Section (2)( c) above shall terminate upon the later of (x) the date that it is determined that the FY03 annual bonus goals were not met or (y) the date that is six months and one day following the Optionee's termination of employment with the Company, whether with cause or without cause.

                   Nothing contained in this option shall limit whatever right the Corporation might otherwise have to terminate the employment of the Optionee and the terms of this option shall not be affected in any manner by any agreement between the Optionee and the Corporation other than the main Employment Agreement together with its attachments.

       (4) The Options are not transferable by the Optionee other than by will or by the laws of descent and distribution. Those receiving Options in this manner may exercise the Options upon the terms provided for in the Plan and this Stock Option Agreement. The Options shall be exercisable during the Optionee's lifetime only by the Optionee, except that in case of incompetence or disability of an Optionee, an Option may be exercised on behalf of the Optionee by the Optionee's guardian or legal representative.

       (5) The Options shall not be exercisable if at the time of exercise such exercise would require registration of the Class A or Class B Common Shares or other securities to be purchased hereunder under the Securities Act of 1933, as amended, or under any similar federal securities law then in effect and such registration shall not then be effective. The Company shall register the Class A or Class B Common Shares or other securities covered by this Stock Option Agreement under any such law if (a) such registration shall be necessary to the exercise of the Options and the Compensation Committee shall not determine that such registration would result in undue expense or undue hardship to the Company or (b) the Compensation Committee in its sole discretion determines that such registration is desirable to effect the purposes for which the Options are granted and would not result in undue expense or undue hardship to the Company.

        (6) The Compensation Committee may make such adjustments in the grant price and in the number or kind of Class A or Class B Common Shares covered by this Stock Option Agreement as are equitably required to prevent dilution or enlargement of the rights of the Optionee that would otherwise result from (a) any stock dividend, stock split, combination of shares, recapitalization or other changes in the capital structure of the Company, (b) any merger, consolidation, separation, reorganization or partial or complete liquidation, or
(c) any other corporate transaction or event having an effect similar to any of the foregoing. No adjustments provided for in this Section (6) shall require the Company to sell any fractional Shares.

        (7) The Options may be exercised by the Optionee by (a) delivering to the Company (Attention of the Manager of Retirement Plans) written notice of the number and class of Shares with respect to which the Options are being exercised, and (b) in those cases where the Optionee does not intend to immediately sell the Shares covered by the Options, paying the purchase price of the Shares being acquired plus any required withholdings. The Optionee shall have no rights as a shareholder with respect to any Shares covered by the Options evidenced by this Stock Option Agreement until such time that the Option is exercised and the Optionee pays the full purchase price for the underlying Shares. In those cases where the Optionee intends to immediately sell Shares covered by the Options, after notifying the Company of his or her intention to sell, the Optionee will receive the amount by which the sale price exceeds the grant price for such shares, after deducting applicable taxes and brokerage fees, but not interest that might otherwise be paid on an advance of moneys to the Optionee between the exercise and settlement dates. The sale price for both Class A and Class B Common Shares shall be the price of Class A Common Shares as quoted by NYSE as of the close of business on the date of exercise.

        (8) Upon the exercise of Options through the delivery of any class of the Company's Common Shares held by an Optionee for at least six months, an Optionee who is in the active employ of the Company shall receive replacement Options equal in number to the number of Common Shares surrendered in order to exercise the Option ("Reload Options"). The grant price for any such Reload Options shall be the price of the Company's Class A Common Shares as quoted by NYSE as of the close of business on the date of exercise of the Options. The Reload Options themselves may not be reloaded, and may not be exercised after the date on which the Options in respect of which such Reload Options were granted, expire, are canceled or terminate.

       (9) If any of the provisions of this Stock Option Agreement conflict with those of the 1996 Employee Stock Option Plan, the provisions of the 1996 Employee Stock Option Plan shall govern.


AMERICAN GREETINGS CORPORATION

 NOTICE OF GRANT OF STOCK OPTIONS              AMERICAN GREETINGS
 AND OPTION AGREEMENT                          ID: 34-0065325
                                               One American Road
                                               Cleveland, OH  44144



JAMES C. SPIRA                                 OPTION NUMBER:  0000_____
16950 SOUTH WOODLAND ROAD                      PLAN:           96___
SHAKER HEIGHTS, OH  44120                      ID:           ###-##-####

--------------------------------------------------------------------------------

Effective 09/05/01, you have been granted a(n) Non-Qualified Stock Option to buy
 103,723 shares of of American Greetings Corporation (the Company) stock at $13.01 per share.

The total option price of the shares granted is $1,666,828.10.

Shares will become vested on the date shown.





SHARES                     VEST

51,449                     03/06/02

51,113                     06/26/02

25,557                     06/26/03

By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's Stock Option Plan as amended and the Option Agreement, all of which are attached and made a part of this document.


---------------------------------       ----------------------------------
American Greetings Corporation          Date


---------------------------------
JAMES C. SPIRA

AMERICAN GREETINGS CORPORATION
STOCK OPTION AGREEMENT
1997 EQUITY AND PERFORMANCE INCENTIVE PLAN


Cleveland, Ohio


         WHEREAS, the Associate identified on the attached form, (the "Optionee") is an employee of American Greetings Corporation or one of its subsidiaries (the "Company"); and

         WHEREAS, the Company is authorized under the attached 1997 Equity and Performance Incentive Plan ("Plan") to grant stock options to certain employees including the optionee;

         NOW, THEREFORE, in consideration of their mutual promises herein, the Company and the Optionee agree as follows:

         Subject to the terms and conditions set forth in the Plan:

(1) The Company hereby grants to the Optionee options ("Options") to purchase the Class of Common Shares, par value $1 per Share ("Shares"), of the Company in the amount and at the price indicated on the attached form, the option price being the market price of the Company's Class A Common Shares quoted by the New York Stock Exchange ("NYSE") on the day on which these Options are granted, and agrees to cause certificates for any Shares purchased hereunder (or other evidence of share ownership selected by the Company) to be delivered to the Optionee upon receipt of the purchase price either (i) in cash or check; (ii) in whole or in part, Class A and/or Class B Common Shares of the Company valued (in the case of both Class A and/or Class B Common Shares) at the time of exercise at least equal to the option price; (iii) by surrender of any other award or grant under the Plan valued at the time of exercise at least equal to the option price; or (iv) a combination of such payment methods.

(2) The Options shall be exercisable, from time to time, in whole or in part, as follows:

   (a) As of June 26, 2002, the Options shall become exercisable as to an additional 2,375 of the Options subject to this Stock Option Agreement, provided that the Optionee is then employed by the Company.

   (b) As of June 26, 2003, the Options shall become exercisable as to the remaining 1,188 of the Options subject to this Stock Option Agreement, provided that the Optionee is then employed by the Company.

   (c) Notwithstanding anything to the contrary in this Section (2), the Options shall become exercisable in full (i.e., as to all of the Options subject to this Stock Option Agreement) at any time after the earliest of (i) the Optionee's death or permanent and total disability,
         (ii) the termination of the Optionee's employment with the Company by the Company without cause (as defined in that certain Employment Agreement (the "Employment Agreement") between the Optionee and the Company dated as of September 25, 2001, or (iii) a Change of Control of the Company (as defined in the Company's 1997 Equity and Performance Incentive Plan as in effect as of the date hereof); provided, however, in the case of (i) or (iii), only if the Optionee is employed by the Company on the date of such event.

     (3) The Options shall terminate on September 5, 2011, or, if earlier, the date of such act or omission as constitutes grounds for termination of the Optionee's employment with the Corporation by the Corporation for cause (as defined in the Employment Agreement) if Optionee is thereafter terminated for cause. Notwithstanding the foregoing, if the Company does not achieve both (a) the restructure savings goals in the annual management incentive plan for FY02 and (b) FY02 earnings of $1.14 per share ( as adjusted for stock splits or stock dividends after the date hereof), then the Options that vested pursuant to Section (2)(a) above shall terminate upon the later of (x) the date that it is determined that the FY02 thresholds set forth in (a) and (b) of this sentence were not met or (y) the date that is six months and one day following the Optionee's termination of employment with the Company, whether with cause or without cause. Similarly, if the Company does not achieve the annual bonus goals for Company management set by the Company's Board of Directors for FY03, then the Options that vested pursuant to Section (2)(b) above shall terminate upon the later of (x) the date that it is determined that the FY03 annual bonus goals were not met or (y) the date that is six months and one day following the Optionee's termination of employment with the Company, whether with cause or without cause.

          Nothing contained in this option shall limit whatever right the Corporation might otherwise have to terminate the employment of the Optionee and the terms of this option shall not be affected in any manner by any agreement between the Optionee and the Corporation other than the main Employment Agreement together with its attachments.

     (4) Persons receiving Options by will or by the laws of descent and distribution may exercise the Options upon the terms provided for in the Plan and this Stock Option Agreement.

     (5) The Options shall not be exercisable if at the time of exercise such exercise would require registration of the Class A or Class B Common Shares or other securities to be purchased hereunder under the Securities Act of 1933, as amended, or under any similar federal securities law then in effect and such registration shall not then be effective. The Company shall register the Class A or Class B Common Shares or other securities covered by this Stock Option Agreement under any such law if such registration shall be necessary to the exercise of the Options and the Compensation Committee in its sole discretion determines that such registration would not result in undue expense, hardship to the Company and that such registration is desirable to effect the purposes for which the Options are granted.

     (6) The Options may be exercised by the Optionee by (a) delivering to the Company (Attention of the Director - Retirement & Payroll or successor to such job title) written notice of the number and class of Shares with respect to which the Options are being exercised, and (b) in those cases where the Optionee does not intend to immediately sell the Shares covered by the Options, paying the purchase price of the Shares being acquired plus any required withholdings. The Optionee shall have no rights as a shareholder with respect to any Shares covered by the Options evidenced by this Stock Option Agreement until such time that the Option is exercised and the Optionee pays the full purchase price for the underlying Shares. In those cases where the Optionee intends to immediately sell Shares covered by the Options, after notifying the Company of his or her intention to sell, the Optionee will receive the amount by which the sale price exceeds the grant price for such shares, after deducting applicable taxes and brokerage fees, but not interest that might otherwise be paid on an advance of moneys to the Optionee between the exercise and settlement dates. The sale price for both Class A and Class B Common Shares shall be the price of Class A Common Shares as quoted by NYSE as of the close of business on the date of exercise.

     (7) Upon the exercise of Options or Reload Options (as defined below) through the delivery of any class of the Company's Common Shares or other grants or awards under paragraph 4.(d) of the Plan held by an Optionee for at least six months, an Optionee who is in the active employ of the Company shall receive replacement Options equal in number to the number of Common Shares and/or other grants or awards surrendered in order to exercise the Options and on the same terms as the Options or Reload Options surrendered, except that Reload Options shall not be exercisable more than ten
(10) years from the date of grant of the initial Options ("Reload Options"). The Reload Options themselves may not be reloaded, and may not be exercised after the date on which the Options in respect of which such Reload Options were granted, expire, are canceled or terminate.

     (8) If any provision of this Stock Option Agreement conflicts with any provision in the 1997 Equity and Performance Incentive Plan, the provisions of the 1997 Equity and Performance Incentive Plan shall govern.


AMERICAN GREETINGS CORPORATION

---------------------------------------------------------------------------

NOTICE OF GRANT OF STOCK OPTIONS                 AMERICAN GREETINGS
AND OPTION AGREEMENT                             ID: 34-0065325
                                                 ONE AMERICAN ROAD
                                                 CLEVELAND, OH  44144

----------------------------------------------------------------------------

JAMES C. SPIRA                                   OPTION NUMBER: 0000____
16950 SOUTH WOODLAND ROAD                        PLAN:          97___
SHAKER HEIGHTS, OH  44120                        ID:            ###-##-####

-----------------------------------------------------------------------------

Effective 09/05/01, you have been granted a(n) Non-Qualified Stock Option to buy 3,563 shares of American Greetings Corporation (the Company) stock at $12.70 per share.

The total option price of the shares granted is $45,250.10.

Shares will become vested on the date shown.


Shares              Vest
------             -----

 2,375             06/26/02
 1,188             06/26/03